UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

FORM N-Q

JULY 31, 2014

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 73.6%
Brazil - 17.6%
Federative Republic of Brazil, Notes	10.000%	1/1/17	43,100,000	BRL	$18,445,470	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/21	55,485,000	BRL	22,600,658	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/23	88,000,000	BRL	35,234,676	(a)

Total Brazil					76,280,804

Hungary - 6.1%
Hungary Government Bond, Bonds	5.500%	6/24/25	5,623,000,000	HUF	26,427,105

Indonesia - 7.0%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	65,100,000,000	IDR	5,776,202
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	112,400,000,000	IDR	10,153,620
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	69,800,000,000	IDR	5,896,920
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	96,900,000,000	IDR	8,282,328

Total Indonesia					30,109,070

Mexico - 16.8%
United Mexican States, Bonds	8.500%	5/31/29	224,690,000	MXN	20,511,630	(a)
United Mexican States, Bonds	8.500%	11/18/38	405,979,500	MXN	36,979,481	(a)
United Mexican States, Bonds	7.750%	11/13/42	180,200,000	MXN	15,171,191	(a)

Total Mexico					72,662,302

Poland - 4.9%
Republic of Poland, Bonds	5.250%	10/25/20	38,570,000	PLN	13,883,902	(a)
Republic of Poland, Bonds	4.000%	10/25/23	21,700,000	PLN	7,279,247	(a)

Total Poland					21,163,149

Portugal - 9.3%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	31,450,000	EUR	40,226,460	(a)(b)

South Africa - 9.8%
Republic of South Africa, Bonds	6.500%	2/28/41	608,800,000	ZAR	42,637,007	(a)

Turkey - 2.1%
Republic of Turkey, Bonds	6.500%	1/7/15	19,650,000	TRY	9,134,481	(a)

TOTAL SOVEREIGN BONDS (Cost - $322,036,833)					318,640,378

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.1%
Banc of America Commercial Mortgage Trust, 2007-3 B	5.765%	6/10/49	1,770,000		1,763,924	(c)
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.352%	7/17/49	1,345,100	EUR	1,687,498	(b)(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15 AJ	5.403%	2/11/44	550,000		403,504	(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	2.582%	2/25/37	2,248,271		2,263,083	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.478%	2/25/37	3,401,343		3,387,381	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	2.612%	7/25/37	1,891,437		1,849,717	(c)
Connecticut Avenue Securities, 2014-C03 2M2	3.055%	7/25/24	2,000,000		1,958,339	(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	696,557		716,731
Fondo de Titulizacion de Activos UCL, 2016 A2	0.392%	6/16/49	1,565,916	EUR	1,872,430	(b)(c)
GCCFC Commercial Mortgage Trust, 2007-GG9 AJ	5.505%	3/10/39	9,120,000		7,962,672	(c)
Hipotecario Fondo de Titulizacion de Activos, HIPO-11 A2	0.333%	1/15/50	1,473,234	EUR	1,777,041	(b)(c)

IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.356%	3/22/44	3,182,520	EUR	3,779,542	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 AM	6.217%	2/15/51	1,760,000		1,958,219	(c)
Kensington Mortgage Securities PLC, 2007-1X B1B	1.092%	6/14/40	1,055,884	EUR	1,258,608	(b)(c)
LB Commercial Conduit Mortgage Trust, 2007-C3 C	6.090%	7/15/44	8,993,000		8,654,548	(c)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
LB-UBS Commercial Mortgage Trust, 2005-C5 G	5.350%	9/15/40	2,535,000		$2,537,750	(c)(d)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	600,000		597,620	(c)
Magellan Mortgages PLC, 2002 B	1.301%	7/18/36	200,000	EUR	253,907	(b)(c)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	3,910,463		3,691,630
RMAC Securities PLC, 2006-NS1X B1C	1.143%	6/12/44	561,243	EUR	686,467	(b)(c)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.339%	2/17/50	2,308,216	EUR	2,992,001	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.448%	2/26/49	174,378	EUR	214,636	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.399%	4/28/50	1,839,857	EUR	2,264,267	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.409%	4/28/50	5,111,550	EUR	6,279,434	(b)(c)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.346%	6/22/40	11,485	EUR	14,664	(b)(c)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.359%	12/28/50	3,119,534	EUR	3,980,048	(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	6.199%	6/15/45	400,000		408,700	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $63,893,552)					65,214,361

CORPORATE BONDS & NOTES - 31.2%
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	910,000		953,225	(a)

Diversified Consumer Services - 0.1%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	600,000		633,000	(a)(d)

Hotels, Restaurants & Leisure - 0.6%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	1,255,758	(a)(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,550,000		1,290,375	(a)

Total Hotels, Restaurants & Leisure					2,546,133

Media - 1.6%
Adria Bidco BV, Senior Secured Notes	7.875%	11/15/20	920,000	EUR	1,308,922	(a)(d)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,081,500	(a)
Columbus International Inc., Senior Notes	7.375%	3/30/21	1,390,000		1,471,662	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	200,000		201,250	(d)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	400,000		402,500	(d)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	1,305,000	GBP	2,233,525	(a)(d)

Total Media					6,699,359

Specialty Retail - 0.4%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,020,000	EUR	1,345,617	(a)(d)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		323,375	(a)(d)

Total Specialty Retail					1,668,992

TOTAL CONSUMER DISCRETIONARY					12,500,709

CONSUMER STAPLES - 2.6%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	6,230,000	BRL	2,759,736	(a)

Food Products - 0.8%
Agrokor DD, Senior Notes	8.875%	2/1/20	730,000		811,212	(a)(d)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	2,375,000		2,458,125	(d)

Total Food Products					3,269,337

Tobacco - 1.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,750,000		2,713,906	(a)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Tobacco - (continued)
Vector Group Ltd., Senior Secured Notes	7.750%	2/15/21	1,555,000		$1,656,075	(d)
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	675,000		718,875	(a)

Total Tobacco					5,088,856

TOTAL CONSUMER STAPLES					11,117,929

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	1,325,000		1,391,250	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	940,000		982,300	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	550,000		573,375	(a)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes	6.500%	4/1/19	800,000		763,000	(a)(d)
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	1,360,000		1,513,000	(a)
Tullow Oil PLC, Senior Notes	6.250%	4/15/22	975,000		981,094	(d)

TOTAL ENERGY					6,204,019

FINANCIALS - 13.7%
Banks - 2.1%
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,987,442	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	945,000		936,672	(d)

Total Banks					8,924,114

Capital Markets - 9.8%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	1,200,000	GBP	1,914,532	(d)
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		4,976,135	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		15,585,096	(a)
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,590,000		2,725,975	(a)(d)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		17,227,728	(a)

Total Capital Markets					42,429,466

Consumer Finance - 0.3%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,265,000		1,348,806	(a)(d)

Diversified Financial Services - 0.6%
Cabot Financial Luxembourg SA, Senior Secured Bonds	6.500%	4/1/21	410,000	GBP	674,897	(d)
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	350,000	GBP	675,109	(d)
DFC Finance Corp., Senior Secured Notes	10.500%	6/15/20	900,000		900,000	(d)
EDP Finance BV, Senior Notes	5.250%	1/14/21	580,000		605,404	(a)(d)

Total Diversified Financial Services					2,855,410

Insurance - 0.9%
Towergate Finance PLC, Senior Secured Notes	6.060%	2/15/18	2,300,000	GBP	3,756,888	(a)(c)(d)

TOTAL FINANCIALS					59,314,684

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		794,500	(a)

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.2%
Triumph Group Inc., Senior Notes	5.250%	6/1/22	1,000,000		998,750	(d)

Airlines - 0.4%
Air Canada, Senior Secured Notes	8.750%	4/1/20	570,000		632,700	(a)(d)
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., Senior Notes	8.375%	5/10/20	1,150,000		1,233,375	(d)

Total Airlines					1,866,075

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - 0.7%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	1,870,000		$1,968,175	(a)(d)
Univeg Holding BV, Senior Secured Bonds	7.875%	11/15/20	580,000	EUR	771,213	(a)(d)

Total Commercial Services & Supplies					2,739,388

Industrial Conglomerates - 0.2%
San Miguel Corp., Senior Notes	4.875%	4/26/23	890,000		838,825	(a)(b)

Trading Companies & Distributors - 0.4%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	1,490,000		1,579,400	(a)

TOTAL INDUSTRIALS					8,022,438

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.2%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	750,000		771,832	(a)(d)

Internet Software & Services - 0.4%
Rolta Americas LLC, Senior Bonds	8.875%	7/24/19	980,000		1,007,440	(d)
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		784,000	(a)

Total Internet Software & Services					1,791,440

TOTAL INFORMATION TECHNOLOGY					2,563,272

MATERIALS - 2.0%
Chemicals - 1.1%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	2,035,000		2,126,575	(a)
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	2,810,000		2,852,150	(a)

Total Chemicals					4,978,725

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	6.000%	4/1/24	1,945,000		1,949,863	(d)

Containers & Packaging - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.250%	1/15/22	800,000	EUR	1,052,761	(d)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	800,000		852,000	(a)(d)

Total Containers & Packaging					1,904,761

TOTAL MATERIALS					8,833,349

TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 1.2%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000		2,890,275	(d)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	2,215,000		2,237,150	(a)

Total Diversified Telecommunication Services					5,127,425

Wireless Telecommunication Services - 3.6%
Altice Finco SA, Senior Notes	9.000%	6/15/23	940,000	EUR	1,450,031	(a)(d)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	1,530,000	EUR	2,266,426	(a)(d)
Oi S.A., Senior Notes	5.750%	2/10/22	8,915,000		8,602,975	(a)(d)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	1,005,000		1,047,712	(a)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		641,138	(a)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	1,485,000		1,551,825	(a)

Total Wireless Telecommunication Services					15,560,107

TOTAL TELECOMMUNICATION SERVICES					20,687,532

UTILITIES - 1.1%
Electric Utilities - 0.8%
Viridian Group FundCo II Ltd., Senior Secured Notes	11.125%	4/1/17	1,800,000		1,980,000	(a)(d)
Viridian Group FundCo II Ltd., Senior Secured Notes	11.125%	4/1/17	925,000	EUR	1,364,292	(a)(d)

Total Electric Utilities					3,344,292

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	1,449,000		$1,517,827	(a)

TOTAL UTILITIES					4,862,119

TOTAL CORPORATE BONDS & NOTES (Cost - $127,067,733)					134,900,551

MUNICIPAL BONDS - 0.6%
Georgia - 0.6%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		1,528,177	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		1,125,807	(a)

TOTAL MUNICIPAL BONDS (Cost - $2,424,752)					2,653,984

SENIOR LOANS - 1.7%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Adria Topco BV, EUR PIK Term Loan	9.000%	6/19/19	1,000,000	EUR	1,344,072	(e)(g)

FINANCIALS - 1.1%
Real Estate Investment Trusts (REITs) - 1.1%
Crown Castle International Corp., Non-Extended Incremental B	3.000%	1/31/19	4,937,708		4,914,047	(e)(g)

HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Capsugel Holdings U.S. Inc., New Term Loan B	—	8/1/18	1,246,516		1,244,569	(f)

TOTAL SENIOR LOANS (Cost - $7,561,579)					7,502,688

			SHARES
MASTER LIMITED PARTNERSHIPS - 1.1%
Industrials - 1.1%
StoneMor Partners LP(Cost - $4,904,417)			196,000		4,770,640	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $527,888,866)					533,682,602

			FACE AMOUNT†
SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional Liquid Reserves Fund (Cost - $9,730,518)	0.072%	12/31/99	9,730,518		9,730,518

TOTAL INVESTMENTS - 125.6% (Cost - $537,619,384#)					543,413,120
Liabilities in Excess of Other Assets - (25.6)%					(110,651,076)

TOTAL NET ASSETS - 100.0%					$432,762,044

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	All or a portion of this loan is unfunded as of July 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to deposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of Investments (unaudited) (cont’d)	July 31, 2014

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country*

United States	24.3%
Brazil	16.1
Mexico	13.7
South Africa	8.2
Portugal	7.5
Indonesia	5.7
Hungary	4.9
Spain	4.6
Poland	3.9
United Kingdom	2.9
Turkey	1.7
Luxembourg	0.7
Italy	0.6
Belgium	0.5
Ireland	0.5
Jamaica	0.5
Netherlands	0.4
Barbados	0.3
Serbia	0.2
Argentina	0.2
Colombia	0.2
Philippines	0.2
Croatia	0.1
Singapore	0.1
Canada	0.1
France	0.1
Short - Term Investments	1.8

100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$318,640,378	—	$318,640,378
Collateralized mortgage obligations	—	65,214,361	—	65,214,361
Corporate bonds & notes	—	134,900,551	—	134,900,551
Municipal bonds	—	2,653,984	—	2,653,984
Senior loans	—	7,502,688	—	7,502,688
Master limited partnerships	$4,770,640	—	—	4,770,640

Total long-term investments	$4,770,640	$528,911,962	—	$533,682,602

Short-term investments†	9,730,518	—	—	9,730,518

Total investments	$14,501,158	$528,911,962	—	$543,413,120

Other financial instruments:
Futures contracts	$20,437	—	—	$20,437
Forward foreign currency contracts	—	$2,039,363	—	2,039,363

Total other financial instruments	$20,437	$2,039,363	—	$2,059,800

Total	$14,521,595	$530,951,325	—	$545,472,920

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,195,495	—	$1,195,495
Centrally cleared credit default swaps on credit indices - sell protection	—	38,984	—	38,984

Total	—	$1,234,479	—	$1,234,479

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation

Notes to Schedule of Investments (unaudited) (continued)

margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the total notional value of all credit default swaps to sell protection is $3,300,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on

Notes to Schedule of Investments (unaudited) (continued)

corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded onsecurities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater

Notes to Schedule of Investments (unaudited) (continued)

market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,195,495. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$27,928,252
Gross unrealized depreciation	(22,134,516)

Net unrealized appreciation	$5,793,736

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	32	9/14	$4,007,937	$3,987,500	$20,437

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	HSBC Bank USA, N.A.	1,300,000	$572,665	8/6/14	$(2,327)
Euro	Citibank, N.A.	850,000	1,138,203	8/7/14	(36,497)
Euro	Citibank, N.A.	600,000	803,438	8/7/14	(8,449)
Euro	Citibank, N.A.	350,000	468,672	8/7/14	(8,239)
Euro	HSBC Bank USA, N.A.	815,000	1,091,336	8/7/14	(15,480)
Euro	JPMorgan Chase & Co.	2,400,000	3,213,751	8/7/14	(49,673)
Euro	JPMorgan Chase & Co.	65,000	87,039	8/7/14	(293)
Euro	UBS AG	1,130,000	1,513,141	8/7/14	(25,292)
Euro	UBS AG	610,000	816,828	8/7/14	(11,083)
British Pound	HSBC Bank USA, N.A.	1,215,000	2,050,568	9/16/14	(17,512)
British Pound	HSBC Bank USA, N.A.	445,000	751,031	9/16/14	(8,971)
British Pound	Morgan Stanley	480,000	810,101	9/16/14	(4,875)
British Pound	UBS AG	260,000	438,805	9/16/14	(2,690)
Indian Rupee	Barclays Bank PLC	1,916,000,000	31,334,390	9/17/14	(592,026)
Indian Rupee	Barclays Bank PLC	60,000,000	981,244	9/17/14	(10,000)
Hungarian Forint	HSBC Bank USA, N.A.	1,004,000,000	4,275,447	9/19/14	(209,098)
Turkish Lira	Citibank, N.A.	25,180,000	11,561,435	10/17/14	(62,070)
Mexican Peso	JPMorgan Chase & Co.	26,010,000	1,956,615	10/20/14	(39,433)
Mexican Peso	JPMorgan Chase & Co.	12,930,000	972,665	10/20/14	(20,758)
South African Rand	HSBC Bank USA, N.A.	93,500,000	8,608,478	10/20/14	(16,825)

					(1,141,591)

Contracts to Sell:
Brazilian Real	HSBC Bank USA, N.A.	4,160,000	1,832,528	8/6/14	(16,568)
Euro	Barclays Bank PLC	1,570,000	2,102,329	8/7/14	12,460
Euro	Citibank, N.A.	170,000	227,641	8/7/14	3,401
Euro	Citibank, N.A.	1,550,000	2,075,547	8/7/14	66,553
Euro	Citibank, N.A.	2,990,000	4,003,798	8/7/14	94,852
Euro	Citibank, N.A.	8,640,000	11,569,502	8/7/14	370,978
Euro	Citibank, N.A.	17,320,000	23,192,567	8/7/14	743,673
Euro	HSBC Bank USA, N.A.	500,000	669,531	8/7/14	15,492
Euro	HSBC Bank USA, N.A.	630,000	843,610	8/7/14	26,583
Euro	HSBC Bank USA, N.A.	730,000	977,516	8/7/14	23,296
Euro	HSBC Bank USA, N.A.	840,000	1,124,813	8/7/14	26,806
Euro	HSBC Bank USA, N.A.	1,320,000	1,767,563	8/7/14	26,317
Euro	HSBC Bank USA, N.A.	2,200,000	2,945,938	8/7/14	38,803
Euro	JPMorgan Chase & Co.	1,120,000	1,499,750	8/7/14	50,061
Euro	JPMorgan Chase & Co.	1,215,000	1,626,961	8/7/14	17,569
Euro	JPMorgan Chase & Co.	2,100,000	2,812,032	8/7/14	100,479
Euro	Morgan Stanley	95,000	127,211	8/7/14	682
Euro	Morgan Stanley	390,000	522,234	8/7/14	5,743
Euro	Morgan Stanley	460,000	615,969	8/7/14	10,161
Euro	Morgan Stanley	700,000	937,344	8/7/14	33,053
Euro	Morgan Stanley	750,000	1,004,297	8/7/14	36,215
Euro	Morgan Stanley	795,000	1,064,555	8/7/14	18,235
Euro	Morgan Stanley	890,000	1,191,766	8/7/14	23,399
British Pound	Citibank, N.A.	600,000	1,012,626	9/16/14	13,218

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell (continued)
British Pound	HSBC Bank USA, N.A.	4,190,000	$7,071,508	9/16/14	$(37,336)
Polish Zloty	Citibank, N.A.	60,610,000	19,323,085	10/27/14	281,334

					1,985,459

Net unrealized appreciation on open forward foreign currency contracts					$843,868

At July 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Securities Inc. (MARKIT ITRX.EUR.XOVER Index)	$3,300,000	6/20/19	5.000% quarterly	$464,126	$503,110	$(38,984)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$20,437	—	—	—	$20,437
Foreign Exchange Risk	—	$2,039,363	$(1,195,495)	—	843,868
Credit Risk	—	—	—	$(38,984)	(38,984)

Total	$20,437	$2,039,363	$(1,195,495)	$(38,984)	$825,321

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,690,224
Forward foreign currency contracts (to buy)	84,567,320
Forward foreign currency contracts (to sell)	128,662,983

Average Notional Balance
Credit default swap contracts (to sell protection)	$2,699,500

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014